COLLATERAL ASSIGNMENT OF PURCHASE AGREEMENTS

         This COLLATERAL ASSIGNMENT OF PURCHASE AGREEMENTS (this "Assignment"), dated as of October 3, 2003, is entered into among MJS ACQUISITION COMPANY, a North Carolina corporation ("MJS"), DELTA APPAREL, INC., a Georgia corporation ("Delta"; together with MJS, each, a "Debtor" and collectively, "Debtors"), and CONGRESS FINANCIAL CORPORATION (SOUTHERN), as agent for Delta Lenders (as defined below) and as agent for Soffe Lenders (as defined below) (in either or both capacities, "Secured Party").

                              W I T N E S S E T H:

         WHEREAS, Secured Party, Soffe Lenders and MJS have entered or are about to enter into financing arrangements pursuant to which Soffe Lenders may make loans and advances and provide other financial accommodations to MJS as set forth in the Loan and Security Agreement, dated the date hereof, by and among Secured Party, the financial institutions party thereto as lenders (collectively, "Soffe Lenders") and MJS (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Soffe Loan Agreement"; capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Soffe Loan Agreement) and other notes, guarantees, agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Assignment (all of the foregoing, together with the Soffe Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Soffe Financing Agreements"); and

         WHEREAS, as an inducement to Secured Party and Soffe Lenders to enter into the Soffe Loan Agreement and to make the loans thereunder, Delta has agreed to guarantee the obligations of MJS to Secured Party and Soffe Lenders pursuant to that certain Guarantee dated the date hereof (as amended, modified, supplemented, extended or restated from time to time, the "Soffe Loan Agreement Guarantee"), by Delta and SAIM, LLC in favor of Secured Party, on behalf of Secured Party and Soffe Lenders, and has agreed to secure its obligations under the Soffe Loan Agreement Guarantee as provided herein; and

         WHEREAS, Secured Party, the financial institutions party thereto as lenders (collectively, "Delta Lenders"; together with Soffe Lenders, collectively, "Lenders") and Delta have entered or are about to enter into financing arrangements pursuant to which Delta Lenders may make loans and advances and provide other financial accommodations to Debtor as set forth in the Amended and Restated Loan and Security Agreement, dated the date hereof, by and among Secured Party, Delta Lenders and Delta (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Delta Loan Agreement"; together with the Soffe Loan Agreement, collectively, the "Loan Agreements") and other notes, guarantees, agreements,

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documents and  instruments  referred to therein or at any time  executed  and/or delivered in connection therewith or related thereto, including, but not limited to, this Assignment (all of the foregoing, together with the Delta Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Delta Financing Agreements" and together with the Soffe Financing Agreements, collectively, the "Financing Agreements"); and

         WHEREAS, as an inducement to Secured Party to enter into the Delta Loan Agreement and to make the loans thereunder, MJS has agreed to guarantee the obligations of Delta to Secured Party pursuant to that certain Guarantee, dated as of the date hereof (as amended, modified, supplemented, extended or restated from time to time, the "Delta Loan Agreement Guarantee"; together with the Soffe Loan Agreement Guarantee, each a "Guarantee" and collectively, the "Guarantees"), by MJS and SAIM, LLC in favor of Secured Party, on behalf of Secured Party and Delta Lenders, and has agreed to secure its obligations under the Delta Loan Agreement Guarantee as provided herein; and

         WHEREAS, MJS, Delta, M. J. Soffe Co. and James F. Soffe, John D. Soffe and Anthony M. Cimaglia (collectively, "Sellers") have entered into those certain documents set forth on Schedule 1 attached hereto and made a part hereof, along with the Exhibits and Schedules attached thereto (collectively, the "Soffe Stock Purchase Documents"); and

         WHEREAS, pursuant to the Soffe Stock Purchase Documents, Sellers have made certain representations and warranties to, and covenants and indemnities in favor of, Debtors (collectively, the "Seller Commitments"); and

         WHEREAS, it is a condition precedent to the execution and delivery of the Soffe Loan Agreement by Secured Party and Soffe Lenders and the execution and delivery of the Delta Loan Agreement by Secured Party and Delta Lenders and the extension of the loans and other financial accommodations to MJS under the Soffe Loan Agreement and to Delta under the Delta Loan Agreement that each Debtor assign to Secured Party, for the benefit of Secured Party and Lenders, as additional security for the repayment of the Obligations (as defined in the Loan Agreements) and the Guaranteed Obligations (as defined in the Guarantees), all of such Debtor's rights and remedies with respect to any and all of the Seller Commitments;

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT OF RIGHTS. Subject to the terms of this Assignment, each Debtor hereby collaterally assigns and transfers to Secured Party, for the benefit of Secured Party and Lenders, as additional security for the repayment in full of the Obligations (as defined in the Loan Agreements) and the
Guaranteed Obligations (as defined in the Guarantees), all of such Debtor's rights and remedies under or pursuant to the Soffe Stock Purchase Documents. Secured Party shall not, by virtue of this Assignment, obtain rights or remedies against Sellers greater than the rights and remedies each Debtor has against Sellers with respect to such assigned rights and remedies. This Assignment and Secured Party's rights hereunder shall be subject to all of the limitations and defenses available to the Sellers, and all requirements and conditions

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applicable  to Sellers and Debtors,  under the Soffe Stock  Purchase  Documents, including, without limitation, setoff rights, indemnification baskets and liability limitations, exclusive remedy provisions, notice requirements and duties to mitigate damages.

         2. RIGHTS AND POWERS OF SECURED PARTY. Each Debtor hereby irrevocably authorizes and empowers Secured Party or its agents, in its sole discretion, effective as of the occurrence and during the continuance of an Event of Default, (i) to assert, either directly or on behalf of such Debtor, any rights such Debtor may from time to time have against Sellers with respect to any and all of the Seller Commitments or with respect to any and all payments or other obligations due from Sellers to such Debtor under or pursuant to the Soffe Stock Purchase Documents, and (ii) to receive and collect any damages, awards and other monies resulting therefrom and to apply the same on account of the Obligations (as defined in the Loan Agreements) and the Guaranteed Obligations (as defined in the Guarantees); provided, that Secured Party shall give Debtors at least ten (10) days' prior written notice of its intention to assert any claim in connection with the Seller Commitments; and provided, further, that Secured Party shall act in a commercially reasonable manner in asserting any and all rights and claims. Each Debtor hereby irrevocably makes, constitutes and appoints Secured Party (and all officers, employees or agents designated by Secured Party) as such Debtor's true and lawful attorney and agent-in-fact, effective as of the occurrence and during the continuance of an Event of Default, for the purpose of enabling Secured Party or its agents to assert such rights and to apply such monies in the manner set forth hereinabove. Notwithstanding any provision of this Assignment to the contrary, Secured Party agrees that unless an Event of Default shall have occurred and be continuing, each Debtor shall have the right to (i) assert claims against Sellers in connection with the Seller Commitments and the right to collect any damages, awards and other monies resulting therefrom, and (ii) receive, retain and apply all payments and other obligations due from Sellers under the Soffe Stock Purchase Documents in a manner consistent with any applicable provisions of the Loan Agreements; provided, that such Debtor shall give Secured Party notice of its intention to assert any material claim in connection with the Seller Commitments.

         3. INFORMATION. Each Debtor shall keep Secured Party informed of all material circumstances relating to the Seller Commitments, and no Debtor shall grant any material consents or waive any of its material rights or remedies under the Soffe Stock Purchase Documents without the prior written consent of Secured Party, which consent shall not be unreasonably withheld.

         4. FURTHER DOCUMENTS. At any time or from time to time, upon Secured Party's written request, each Debtor will execute and deliver to Secured Party such further documents, and do such other acts and things, as Secured Party may reasonably request in order to further effect the purposes of this Assignment, including, without limitation, the filing or recording of this Assignment or any schedule, amendment or supplement hereto, or a financing or continuation statement with respect hereto in accordance with the laws of any applicable jurisdictions. Each Debtor hereby authorizes Secured Party to effect any such filing or recording as aforesaid (including the filing of any such financing statements or amendments thereto without the signature of such Debtor), and Secured Party's costs and expenses with respect thereto shall be payable by Debtors on demand.

         5. REPRESENTATIONS AND WARRANTIES. Each Debtor hereby represents and warrants that (a) such Debtor has not assigned or pledged or otherwise encumbered the Soffe Stock Purchase Documents other than as contemplated hereby

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or pursuant to the other Financing Agreements,  and (b) the execution,  delivery and performance of this Assignment and the transactions contemplated hereunder and thereunder (i) are all within such Debtor's corporate powers, (ii) have been duly authorized, (iii) are not in contravention of law or the terms of such
Debtor's   certificate  of  incorporation,   by-laws,  or  other  organizational
documentation, or any indenture, agreement or undertaking to which such Debtor is a party or by which such Debtor or its property are bound and (iv) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any property of such Debtor other than the liens and security interest under the Financing Agreements. This Assignment constitutes a legal, valid and binding obligation of such Debtor enforceable in accordance with its terms.

         6. COVENANTS. Each Debtor hereby covenants and agrees that (a) such Debtor will not assign, pledge or otherwise encumber any of its rights, title or interest under, in or to the Soffe Stock Purchase Documents to anyone other than Secured Party and its successors or assigns, (b) such Debtor will not take or omit to take any action the taking or omission of which might result in a material alteration or material impairment of, such Debtor's rights under, the Soffe Stock Purchase Documents or the Seller Commitments, (c) except as permitted by the Loan Agreements, such Debtor will not, without the written consent of Secured Party, consent or agree to any act or omission to act on the part of any party to the Soffe Stock Purchase Documents which, without such consent or agreement, would constitute a material default thereunder, and (d) such Debtor will deliver to Secured Party a copy of each material demand, notice, communication or document (except those received in the ordinary course of business) delivered to or sent by such Debtor in any way relating to the Soffe Stock Purchase Documents.

         7. TERMINATION. This Assignment shall continue in effect until (a) the Obligations (as defined in the Loan Agreements) and the Guaranteed Obligations (as defined in the Guarantees) have been indefeasibly paid in full in cash or otherwise satisfied or collateralized to the satisfaction of Secured Party and Lenders and (b) Secured Party and Lenders shall be under no further obligation to make Loans or issue or cause the issuance of Letter of Credit Accommodations (as defined in the Loan Agreements) under the Loan Agreements, at which time Secured Party shall release to Debtors Secured Party's interests in the Seller Commitments.

         8.  SEVERABILITY.  If any  provision of this  Assignment  is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Assignment as a whole, but this Assignment shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

         9. WAIVER OR AMENDMENT. Neither this Assignment nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of each Debtor and Secured Party. Secured Party shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Secured Party. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Secured Party of any

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right,  power and/or remedy on any one occasion  shall not be construed as a bar to or waiver of any such right, power and/or remedy which Secured Party would otherwise have on any future occasion, whether similar in kind or otherwise.

         10. NOTICES. All notices, requests and demands hereunder shall be given
(a) with respect to MJS and Secured Party, in the form and manner and to the addresses for such Person set forth in the Soffe Loan Agreement and (b) with respect to Delta, in the form and manner and to the address for Delta set forth in the Delta Loan Agreement.

         11. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon Debtors and their respective successors and assigns and inure to the benefit of and be enforceable by Secured Party, Lenders and their respective successors and assigns, except that no Debtor may assign its rights under this Agreement or the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Secured Party. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Secured Party" shall be a reference to Secured Party for the benefit of Secured Party and Lenders, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by Secured Party for the benefit of Secured Party and Lenders.

         12. COUNTERPARTS. This Assignment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Assignment or any of the other Financing Agreements by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Assignment or any of such other Financing Agreements. Any party delivering an executed counterpart of any such agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement..

         13. GOVERNING LAW. The validity, interpretation and enforcement of this Assignment and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Georgia without giving effect to principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the State of Georgia.


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



         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Assignment as of the date first above written.


DEBTORS:                   MJS ACQUISITION COMPANY, a North Carolina corporation


                           By:  /s/ Robert W. Humphreys
                                --------------------------------------------
                           Name:  Robert W. Humphreys
                           Title: Vice President

                           DELTA APPAREL, INC., a Georgia corporation


                           By:  /s/ Robert W. Humphreys
                                ---------------------------------------------
                           Name:   Robert W. Humphreys
                           Title:  President and CEO

SECURED PARTY:             CONGRESS FINANCIAL CORPORATION
                           (SOUTHERN), AS AGENT


                           By:  /s/ Susan L. Miller
                               ----------------------------------------------
                           Name:  Susan L. Miller
                           Title: First Vice President


                    [Signatures continue on following page.]

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                   [Signatures continued from previous page.]


              Each of Sellers hereby acknowledges and agrees to the execution and delivery of this Assignment by Debtors and Secured Party; provided, however, that this Assignment and Secured Party's rights hereunder shall be subject to all of the limitations and defenses available to the Sellers, and all requirements and conditions applicable to Sellers and Debtors, under the Soffe Stock Purchase Documents, including, without limitation, setoff rights, indemnification baskets and liability limitations, exclusive remedy provisions, notice requirements and duties to mitigate damages:

                                                 JAMES F. SOFFE


                                                 /s/ James F. Soffe
                                                 ------------------------


                                                 JOHN D. SOFFE


                                                 /s/ John D. Soffe
                                                 ------------------------

                                                 ANTHONY M. CIMAGLIA


                                                 /s/ Anthony M. Cimaglia
                                                 -------------------------

                                   SCHEDULE 1


The Soffe Stock Purchase Documents shall include the following documents, as amended, and all schedules and exhibits thereto:

         1. Amended and Restated Stock Purchase Agreement, dated as of October 3, 2003, among Parent, MJS, M. J. Soffe Co. and Sellers. (the "Stock Purchase Agreement");

         2. Mutual Release dated October 3, 2003, by James F. Soffe, John D. Soffe and Anthony M. Cimaglia, and M. J. Soffe Co.;

         3. Shareholders' Closing Certificate dated October 3, 2003, executed pursuant to the Stock Purchase Agreement;

         4. Affidavit for Lost Security and Indemnity Agreement dated September 24, 2003, executed by Anthony M. Cimaglia;

         5. Termination Agreement dated October 3, 2003 among Anthony M. Cimaglia, Dorothy Dixon McAllister, and James F. Soffe; and

         6. Termination Agreement dated October 3, 2003 among M. J. Soffe Co., James F. Soffe, John D. Soffe, and Anthony M. Cimaglia.